Exhibit 10.18

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE UNITS, AGREES FOR THE BENEFIT OF DNP GREEN TECHNOLOGY, INC. THAT SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DNP GREEN TECHNOLOGY, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULES 901 THROUGH 905 (INCLUDING PRELIMINARY NOTES) OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF TRANSFERS UNDER CLAUSE (C), THE HOLDER HAS FURNISHED TO DNP GREEN TECHNOLOGY, INC. AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO DNP GREEN TECHNOLOGY, INC., TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES OF THE COMPANY MAY NOT BE CONDUCTED, DIRECTLY OR INDIRECTLY, UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. UNTIL FEBRUARY 6, 2010. THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED TO A US PERSON (OR FOR THE ACCOUNT OR BENEFIT OF A US PERSON) OR INTO THE UNITED STATES EXCEPT PURSUANT TO A REGISTRATION STATEMENT OR TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

FOR SALES UNDER REGULATION S, THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS WHICH REQUIRE THAT, PRIOR TO THE EXPIRATION OF A ONE YEAR DISTRIBUTION COMPLIANCE PERIOD, THE TRANSFEREE CERTIFIES AS TO WHETHER OR NOT IT IS A US PERSON WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND PROVIDES CERTAIN OTHER CERTIFICATIONS AND AGREEMENTS. PRIOR TO PERMITTING ANY TRANSFER, THE ISSUER OF ANY SHARES OF COMMON STOCK MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT IF SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT

THE COMMON SHARES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) UNLESS SUCH COMMON SHARES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.

WARRANT TO PURCHASE SHARES

W1-2009-5	February 6, 2009

This Warrant is issued to Laurent Bernier (the “Holder”), by DNP Green Technology, Inc., a Delaware Corporation (the “Corporation”) in connection with the Corporation’s issuance to the Holder of a Secured Debenture (the “Debenture”) pursuant to the terms of that certain Subscription Agreement accepted by the Corporation as of February 6, 2009 (the “Subscription Agreement”).

1. Purchase of Shares. Subject to the terms and conditions set forth herein and in the Subscription Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Corporation (or at such other place as the Corporation shall notify the Holder hereof in writing), to purchase from the Corporation 1,580 common shares of its share capital, in consideration of a payment of US$50 per common share (the “Exercise Price”), for a period of ten (10) years following the date hereof.

2. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i)	the surrender of the Warrant, together with a notice of exercise to the Secretary of the Corporation at its principal offices; and

(ii)	the payment to the Corporation of an amount equal to the aggregate Exercise Price for the number of shares being purchased.

3. Net Exercise. In lieu of cash exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with notice of such election, in which event the Corporation shall issue to the Holder a number of shares computed using the following formula:

Y x (A - B)
N =	A

Where

N =     The number of shares to be issued to the Holder.

Y =     The number of shares purchasable under this Warrant.

A =     The fair market value of one share.

B =     The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 3, the fair market value of a share shall mean the average of the closing bid and asked prices of shares quoted in the over-the-counter market in which the shares are traded or the closing price quoted on any exchange on which the shares are listed, whichever is applicable, for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Corporation could obtain from a willing buyer for shares sold by the Corporation from authorized but unissued shares, as such prices shall be determined in good faith by the Corporation’s Board of Directors.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares so purchased shall be issued as soon as practicable thereafter, and in any event within ten (10) days of the delivery of the subscription notice.

5. Issuance of Shares. The Corporation covenants that the shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, hypothecs and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Corporation shall at any time prior to the expiration of this Warrant subdivide the shares, by split-up or otherwise, or combine its shares, or issue additional shares of its shares as a dividend, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Corporation (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Corporation shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Corporation shall promptly notify the Holder of such event and of the number of shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Corporation shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. Representations of the Corporation. The Corporation represents that all corporate actions on the part of the Corporation, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address or facsimile number as the Corporation shall have furnished to the Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) two business days after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited with US Post, first class with postage prepaid.

10. Legend. The certificate or certificates representing Shares issued upon an exercise of the Warrants shall bear the language contained in the first two paragraphs of the legend appearing on the first page of this certificate.

11. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the laws of United States of America applicable therein.

Issued as of this 6th day of February, 2009.

DNP GREEN TECHNOLOGY, INC.

By:	/s/ Jean-François Huc
Jean-François Huc, President

EXHIBIT A

NOTICE OF EXERCISE

TO:	DNP GREEN TECHNOLOGY, INC.

1. The undersigned hereby elects to purchase              Common Shares of DNP Green Technology, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

In order to exercise any Warrants represented by this certificate, the person exercising this Warrant must check one of the following:

[PLEASE CHECK ONE]

☐

The undersigned holder certifies that (i) at the time of exercise of these Warrants it is not in the United States; (ii) it is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising these Warrants on behalf of a person in the U.S. or a “U.S. person”; (iii) it did not execute or deliver this Warrant Exercise Form in the United States; and (iv) it executed and delivered to the Corporation a form of Subscription Agreement substantially in the form of the Subscription Agreement for Non-U.S. Persons; or

☐

The undersigned provides opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder.

(Signature)

(Name)

(Date)	(Title)